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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): November 14, 2003
                                                        -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      United States                  0-49711                 04-3693643
      -------------                 ---------                ----------
(State or other jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)

                  660 Enfield Street, Enfield, Conncticut 06082
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         ------------

      On November 14, 2003, New England Bancshares issued a press release announcing the results of its annual meeting of stockholders held on November 13, 2003. A press release announcing the results of the annual meeting is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1   Press Release dated November 14, 2003.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 17, 2003              By: /s/ David J. O'Connor
                                          --------------------------------------
                                          David J. O'Connor
                                          President and Chief Executive Officer